SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 27, 1997

                              DIALOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

             New Jersey               33-59598                    22-2476114
         (State or other            (Commission                 (IRS Employer
          jurisdiction of            File Number)                Identification
          incorporation)                                         Number)


                   1515 Route 10, Parsippany, New Jersey 07054
               (Address of principal executive offices) (Zip Code)



                         Registrant's telephone number,
                       including area code: (201) 993-3000

Item 5.  Other Events

         The Company's Press Release, dated March 27, 1997, is incorporated herein by reference and filed as an exhibit to this Current Report on Form 8-K.





Item 7.  Financial Statements and Exhibits

         Exhibit No. 99.1  Press Release dated March 27, 1997





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DIALOGIC CORPORATION


March 27, 1997                           By:  /s/ Theodore M. Weitz
                                              ---------------------
                                              Theodore M. Weitz, Vice President